Cmoproj
UBS		7:21:24 pm February 25, 2004
Fixed Income Research	MAST0403G4 30 year 5.5	Margarita Genis mgenis@rhino
cmoproj.614		Page 1

        Bond

Balance     Coupon     Delay     Factor          Index      Value        Reset     Multiplier     Cap

         4A1      12,613,125.00   4.00000       24       1.000000

   -1.0000         -

    -

         -

        Floor     Current

Settle

Deal     WAC     WAM

Pricing     Duration

Coupon

Date

Speed

@ Px

            -           4.0000

02/27/04

30 year       5.93       357.00       300.0PSA          90:00

Price

PSA

PSA

PSA

PSA

PSA

     0

100

   300

   400

500

90:00

6.858

11.251

11.967

11.967

11.967

Avg Life

4.211

1.542

1.400

1.400

1.400

Duration

3.531

1.378

1.252

1.252

1.252

First Pay

 3/04

3/04

 3/04

 3/04

3/04

Last Pay

 2/12

9/06

 6/06

 6/06

6/06

        Bond

Balance      Coupon      Delay     Factor

Index      Value        Reset     Multiplier      Cap

         4A2      22,980,000.00   4.25000          24      1.000000

-1.0000          -

    -

      -

        Floor     Current

Settle

Deal      WAC     WAM

Pricing     Duration

Coupon

Date

Speed

@ Px

          -          4.2500

02/27/04

  30 year     5.93       357.00       300.0PSA          90:00

Price

PSA

PSA

PSA

PSA

PSA

     0

100

   300

400

500

90:00

5.367

7.092

7.460

7.500

7.814

Avg Life

12.789

4.119

3.600

3.548

3.202

Duration

9.335

3.599

3.181

3.142

2.864

First Pay

 2/12

9/06

 6/06

6/06

6/06

Last Pay

12/20

12/09

 2/09

10/08

1/08

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.

It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the

US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa:

UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial

Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or

UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a

US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a

subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong:

Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital

Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C)

2004

  All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		7:21:24 pm February 25, 2004
Fixed Income Research	MAST0403G4 30 year 5.5	Margarita Genis mgenis@rhino
cmoproj.614		Page 2

        Bond

Balance     Coupon     Delay     Factor          Index      Value

   Reset     Multiplier         Cap

        4A3       22,335,875.00    1.52000

0

1.000000        1ML       1.1200     0.40000      1.00000         8.00000

        Floor          Current

Settle

Deal          WAC     WAM

    Pricing           Duration

Coupon

Date

    Speed

        @ Px

        0.00000        1.5200      02/27/04       1ML30 year       5.93      357.00       300.0PSA          90:00

   1ML + 0.400000 cap: 8.000000

Price

PSA

PSA

PSA

PSA

PSA

     0

   100

300

   400

   500

90:00

2.640

4.590

5.022

5.150

5.540

Avg Life

10.743

3.676

3.205

3.080

2.763

Duration

9.246

3.353

2.940

2.841

2.571

First Pay

 3/04

 3/04

3/04

 3/04

 3/04

Last Pay

 6/24

 6/12

3/11

 4/10

 1/09

        Bond

Balance      Coupon      Delay     Factor

Index      Value

Reset     Multiplier          Cap

         4A4      22,335,875.00     6.48000

  0

 1.000000      1ML     1.1200      7.60000      -1.00000        7.60000

        Floor

  Current

Settle

Deal          WAC     WAM

      Pricing          Duration

  Coupon

Date

      Speed

          @ Px

        0.00000        6.4800        02/27/04      1ML30 year       5.93       357.00       300.0PSA          90:00

     7.600 +  -1.000 * 1ML cap:  7.600

Price

PSA

PSA

PSA

PSA

PSA

     0

   100

   300

   400

   500

90:00

-3.508

-37.713

-46.531

-51.501

-62.744

Avg Life

10.743

3.676

3.205

3.080

2.763

Duration

7.803

4.956

4.595

4.244

3.838

First Pay

 3/04

 3/04

 3/04

 3/04

 3/04

Last Pay

 6/24

 6/12

 3/11

 4/10

 1/09

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.

It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the

US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa:

UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial

Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or

UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a

US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a

subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong:

Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital

Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C)

2004

  All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		7:21:24 pm February 25, 2004
Fixed Income Research	MAST0403G4 30 year 5.5	Margarita Genis mgenis@rhino
cmoproj.614		Page 3

        Bond

Balance          Coupon      Delay        Factor          Index      Value        Reset     Multiplier     Cap

         4A5        16,390,000.00      5.00000          24          1.000000

            -1.0000           -

-

          -

        Floor     Current

Settle

Deal     WAC     WAM

Pricing     Duration

  Coupon

Date

Speed

@ Px

          -           5.0000

 02/27/04

30 year       5.93       357.00       300.0PSA       90:00

Price

PSA

PSA

PSA

PSA

PSA

     0

   100

   300

   400

500

90:00

5.925

6.824

7.085

7.304

7.730

Avg Life

18.651

7.051

5.990

5.319

4.371

Duration

11.430

5.674

4.947

4.468

3.756

First Pay

12/20

12/09

 2/09

10/08

1/08

Last Pay

 6/24

 6/12

 3/11

 4/10

1/09

        Bond

Balance          Coupon      Delay         Factor

Index        Value        Reset     Multiplier      Cap

         4A7        1,363,636.00       5.50000          24          1.000000

                -1.0000          -                -                   -

        Floor   Current

Settle

Deal      WAC     WAM

Pricing     Duration

Coupon

Date

Speed

@ Px

            -        5.5000

02/27/04

30 year       5.93       357.00       300.0PSA       90:00

Price

PSA

PSA

PSA

PSA

PSA

     0

   100

   300

400

   500

90:00

2.498

-11.391

-15.508

-21.521

-33.062

Avg Life

21.141

9.118

7.966

6.783

5.312

Duration

9.572

5.750

5.325

4.830

4.219

First Pay

 6/24

 6/12

 3/11

4/10

 1/09

Last Pay

 1/26

 1/14

 4/13

9/11

12/09

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.

It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the

US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa:

UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial

Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or

UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a

US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a

subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong:

Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital

Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C)

2004

  All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		7:21:24 pm February 25, 2004
Fixed Income Research	MAST0403G4 30 year 5.5	Margarita Genis mgenis@rhino
cmoproj.614		Page 4

        Bond

Balance     Coupon     Delay     Factor          Index      Value        Reset     Multiplier     Cap

         4A6      10,000,000.00    4.75000       24       1.000000

   -1.0000          -

        -                  -

        Floor     Current

Settle

Deal     WAC     WAM

Pricing     Duration

Coupon

Date

Speed

@ Px

            -        4.7500

02/27/04

30 year       5.93       357.00       300.0PSA        90:00

Price

PSA

PSA

PSA

PSA

PSA

0

   100

   300

   400

500

90:00

5.592

6.219

6.384

6.611

7.036

Avg Life

21.141

9.118

7.966

6.783

5.312

Duration

12.572

7.080

6.348

5.558

4.503

First Pay

6/24

 6/12

 3/11

 4/10

1/09

Last Pay

1/26

 1/14

 4/13

 9/11

12/09

        Bond

Balance        Coupon      Delay        Factor

    Index       Value        Reset     Multiplier      Cap

         4A8        8,170,000.00    5.50000          24          1.000000

    -1.0000           -

          -

            -

        Floor     Current

Settle

Deal      WAC     WAM

Pricing     Duration

Coupon

Date

Speed

@ Px

            -        5.5000

  02/27/04

  30 year      5.93     357.00       300.0PSA        90:00

Price

PSA

PSA

PSA

PSA

PSA

0

   100

300

   400

500

90:00

6.386

6.802

6.814

7.037

7.518

Avg Life

22.493

11.521

11.375

9.102

6.367

Duration

12.039

8.058

7.976

6.781

5.123

First Pay

1/26

 1/14

4/13

 9/11

12/09

Last Pay

3/27

 2/19

2/19

 4/16

3/11

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.

It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the

US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa:

UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial

Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or

UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a

US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a

subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong:

Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital

Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C)

2004

  All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		7:21:24 pm February 25, 2004
Fixed Income Research	MAST0403G4 30 year 5.5	Margarita Genis mgenis@rhino
cmoproj.614		Page 5

        Bond

Balance

   Coupon

    Delay

       Factor

    Index

    Value        Reset

Multiplier

Cap

         4A9        2,143,000.00    5.50000          24          1.000000

   -1.0000          -

    -

    -

        Floor     Current

Settle

Deal     WAC     WAM

Pricing     Duration

  Coupon

Date

Speed

@ Px

            -           5.5000

02/27/04

 30 year      5.93      357.00

300.0PSA

90:00

Price

PSA

PSA

PSA

PSA

PSA

     0

100

300

   400

500

90:00

6.371

6.487

6.487

6.595

7.271

Avg Life

23.381

18.311

18.311

15.279

7.507

Duration

12.253

10.742

10.742

9.638

5.863

First Pay

 3/27

2/19

2/19

 4/16

3/11

Last Pay

11/33

11/33

11/33

11/33

2/12

        Bond

Balance

   Coupon

        Delay

Factor

  Index

Value        Reset

Multiplier

Cap

        4A10      16,500,000.00      5.50000          24                1.000000

                    -1.0000          -

    -

    -

        Floor     Current

Settle

Deal      WAC     WAM

Pricing     Duration

  Coupon

Date

Speed

@ Px

            -           5.5000

    02/27/04

30 year       5.93       357.00

300.0PSA

90:00

Price

PSA

PSA

PSA

PSA

PSA

     0

100

300

   400

500

90:00

6.467

6.643

6.898

6.989

7.082

Avg Life

20.328

15.290

10.878

9.825

8.955

Duration

10.917

9.154

7.442

6.976

6.561

First Pay

 3/09

3/09

3/09

 3/09

3/09

Last Pay

11/33

11/33

11/33

11/33

11/33

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.

It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the

US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa:

UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial

Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or

UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a

US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a

subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong:

Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital

Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C)

2004

  All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		7:21:24 pm February 25, 2004
Fixed Income Research	MAST0403G4 30 year 5.5	Margarita Genis mgenis@rhino
cmoproj.614		Page 6

        Bond

Balance       Coupon    Delay    Factor          Index      Value        Reset     Multiplier     Cap

        4A11      1,000,000.00    5.50000

24

1.000000

  -1.0000           -

      -

        -

        Floor     Current

Settle

Deal

WAC     WAM

Pricing

Duration

Coupon

Date

Speed

@ Px

          -          5.5000

02/27/04

  30 year     5.93     357.00

300.0PSA

90:00

Price

PSA

PSA

PSA

PSA

PSA

     0

100

300

400

500

90:00

6.467

6.643

6.898

6.989

7.082

Avg Life

20.328

15.290

10.878

9.825

8.955

Duration

10.917

9.154

7.442

6.976

6.561

First Pay

 3/09

3/09

3/09

3/09

3/09

Last Pay

11/33

11/33

11/33

11/33

11/33

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2004

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